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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  June 24, 1999


                              LARSCOM INCORPORATED
                        -------------------------------
             (Exact name of Registrant as specified in its charter)


                                   Delaware
                         ----------------------------
                 (State or other jurisdiction of incorporation)



            001-12491                                  94-2362692
      ---------------------               ------------------------------------
      (Commission File No.)               (IRS Employer Identification Number)


                              1845 McCandless Drive
                           Milpitas, California 95035
                          ----------------------------
                    (Address of principal executive offices)


                                 (408) 988-6600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS

         The purpose of this Form 8-K is to file a press release issued by Larscom Incorporated on June 24, 1999 regarding the resignation of the Chairman of the Board of Directors and the appointment of a new Chairman. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.


                  99.1 Press Release dated June 24, 1999 regarding the resignation of the Chairman of the Board of Directors and the appointment of a new Chairman.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 24, 1999             LARSCOM INCORPORATED



                                  By:    /s/ BRUCE D. HORN
                                         ------------------------------------
                                         Bruce D. Horn
                                         Vice President and Chief Financial
                                         Officer





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                                INDEX TO EXHIBITS

  EXHIBIT
  NUMBER                            DESCRIPTION
  -------                           -----------
    99.1      Press Release dated June 24, 1999 regarding the resignation of the
              Chairman of the Board of Directors and the appointment of a new
              Chairman.
